Exhibit 99.2

Rapid7 Announces Pricing of Public Offering of Common Stock by Existing Stockholders

BOSTON, May 14, 2018 — Rapid7, Inc. (Nasdaq: RPD), powering SecOps through its visibility, analytics and automation cloud, announced today the pricing of an underwritten public offering of 3,000,000 shares of its common stock at a price to the public of $30.25 per share. All of the shares are being offered by existing stockholders and Rapid7 will not receive any of the proceeds from the offering. The offering is expected to close on or about May 16, 2018, subject to satisfaction of customary closing conditions.

Barclays is acting as sole underwriter for the offering. The offering is being made pursuant to a shelf registration statement, including a base prospectus, filed by Rapid7 with the Securities and Exchange Commission (SEC) and declared effective by the SEC on June 2, 2017. The offering may be made only by means of a written prospectus and prospectus supplement that form a part of the registration statement. A prospectus supplement and accompanying prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website located at www.sec.gov. Copies of the prospectus supplement and the accompanying prospectus relating to this offering may also be obtained, when available, from Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by telephone: (888) 603-5847 or email: Barclaysprospectus@broadridge.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there by any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Rapid7

Rapid7 (NASDAQ:RPD) powers the practice of SecOps by delivering shared visibility, analytics, and automation that unites security, IT, and DevOps teams. The Rapid7 Insight platform empowers these teams to jointly manage and reduce risk, detect and contain attackers, and analyze and optimize operations. Rapid7 technology, services, and research drive vulnerability management, application security, incident detection and response (SIEM), orchestration and automation, and log management for more than 7,100 organizations across more than 120 countries, including 55% of the Fortune 100.

Cautionary Note on Forward-Looking Statements

This press release includes certain disclosures which contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding our expectations regarding the anticipated closing of the public offering. The words “anticipate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on our current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include risks related to the satisfaction of closing conditions and other factors that are set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Contact

Jeff Bray, CFA

Vice President, Investor Relations

857-990-4074

investors@rapid7.com

Press Contact

Caitlin Doherty

Communications Program Lead

857-990-4240

press@rapid7.com